UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

EFT HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53730	20-1211204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17800 Castleton Street

Suite 300

City of Industry, CA 91748
(Address of principal executive offices, including zip code)

(626) 581 3335

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm.

On April 16, 2014, EFT Holdings, Inc. (the “Company”) notified Anderson Bradshaw PLLC (“Anderson Bradshaw”), the Company’s independent registered public accounting firm, that Anderson Bradshaw would be dismissed as the Company's principal accountant for the Company’s fiscal year ended March 31, 2014. Anderson Bradshaw’s dismissal became effective on April 16, 2014. The decision to change the accounting firm was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

The reports of Anderson Bradshaw on the Company’s consolidated financial statements for the fiscal years ended March 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2014. During the Company’s two most recent fiscal years ended March 31, 2014 and 2013, and the subsequent interim periods through the effective date of the dismissal of Anderson Bradshaw, there was no disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Anderson Bradshaw, would have caused Anderson Bradshaw to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal years ended March 31, 2014 and 2013, and any subsequent periods through the effective date of the dismissal of Anderson Bradshaw.

The Company’s management has authorized Anderson Bradshaw to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided Anderson Bradshaw a copy of the disclosure set forth in this Current Report on Form 8-K, and requested that Anderson Bradshaw furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Anderson Bradshaw’s letter to the SEC is filed hereto as Exhibit 16.1.

(b)	Engagement of new independent registered public accounting firm.

On April 16, 2014, the Company engaged Paritz & Company, P.A. (“Paritz”) to serve as its independent registered public accounting firm. During the years ended March 31, 2014 and 2013, and during the subsequent interim period preceding the date of Paritz’s engagement, the Company did not consult with Paritz regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage Paritz has been approved by the Audit Committee.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of Anderson Bradshaw PLLC dated May 12, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFT Holdings, Inc.
(Registrant)

Date: May 13, 2014	By:	/s/ William E. Sluss
William E. Sluss
Principal Financial and Accounting Officer

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